EXHIBIT 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert H. Swanson, Jr., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Linear Technology Corporation on Form 10-K for the fiscal year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Linear Technology Corporation.


                                         By: /s/ Robert H. Swanson, Jr
                                             ----------------------------
                                         Name:  Robert H. Swanson, Jr.
                                         Title:    Chairman of the Board
                                         and Chief Executive Officer
                                         (Principal Executive Officer)



I, Paul Coghlan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Linear Technology Incorporation on Form 10-K for the fiscal year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Linear Technology Corporation.


                                         By: /s/ Paul Coghlan
                                             ------------------------------
                                         Name: Paul Coghlan
                                         Title:   Vice President of Finance
                                         and Chief Financial Officer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

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